Exhibit 99.1

Investor Presentation May 24, 2018

2 Forward Looking Statement This presentation includes forward - looking statements . All statements in this presentation, other than statements of historical facts, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward - looking statements . The words “anticipate,” “estimate,” “expect,” “project,” “plan,” “seek,” “intend,” “believe,” “may,” “might,” “will,” “should,” “could,” “likely,” “continue,” “design,” “expectation,” and the negative of such terms and other words and terms of similar expressions are intended to identify forward - looking statements . We have based these forward - looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short - term and long - term business operations and objectives and financial needs . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, some of which cannot be quantified and some of which are beyond our control . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this presentation may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements . In addition, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward - looking statements . We disclaim any duty to update any of these forward - looking statements after the date of this presentation to confirm these statements in relationship to actual results or revised expectations . All forward - looking statements attributable to us are expressly qualified in their entirety by these cautionary statements as well as others made in this presentation . You should evaluate all forward - looking statements made by us in the context of these risks and uncertainties .

Background

The Company	Sachem Capital Corp.
Established	December 2010
Equity Financing	IPO-February 2017-$13 Million Gross Proceeds at $5.00/share Secondary Offering-November 2017 $15 Million Gross Proceeds at $4.00/share Secondary Offering- Over allotment shares- November 2017 $2.25 Million gross proceeds at $4.00/share
Listing	NYSE AMERICAN
Symbol	SACH
Long-term Debt	$35MM revolving line of credit
Loan Syndication Banks	Webster Business Credit Corporation, Bankwell Bank and Berkshire Bank
Market Cap (as of 05/18/18)	Approx. $57.0 Million
Shares Outstanding	15,415,737 common shares
Shareholder's Equity at 03/31/2018	Approx. $55.0 Million

SACHEM CAPITAL

3

Management Team ▪ Co - founder and Chairman, Co - Chief Executive Officer, Chief Financial Officer and Secretary. ▪ Co - founder of Sachem Capital Partners (“SCP”), and co - founder and Managing Partner of JJV, LLC, manager of SCP since its inception in December 2010. ▪ Mr. Villano, a certified public accountant, was previously engaged in private practice for over 30 years performing accounting, auditing and tax preparation services. ▪ Mr. Villano’s responsibilities include oversight of all aspects of business operations, including loan origination and servicing, investor relations, brand development and business development. ▪ Also responsible for the direction and oversight of all financial and accounting matters. ▪ Mr. Villano holds a Bachelor’s Degree in Accounting from the University of Rhode Island. . John L. Villano, CPA Jeffrey C. Villano ▪ Co - founder and Co - Chief Executive Officer, President and Treasurer. ▪ Co - founder of SCP, and co - founder and Managing Partner of JJV, LLC, manager of SCP since its inception in December 2010. ▪ Mr. Villano’s responsibilities include oversight of all aspects of our business operations, including loan origination and servicing, investor relations, brand development and business development. ▪ Mr. Villano received an Associate’s Degree from Eastern Connecticut State University. 4

Overview 5 ▪ We are a Connecticut - based real estate finance company specializing in originating, underwriting, funding, servicing and managing a portfolio of short - term (“hard money”) loans secured by first mortgage liens. ▪ Since inception in 2010 through March 31, 2018, we have made approximately 728 loans including extensions of existing loans, which we treat as new loans, having an aggregate original principal amount of $ 131.0 million. ▪ As of March 31, 2018, our loan portfolio consisted of 3 66 loans with an aggregate outstanding principal balance of approximately $ 69.6 million. ▪ Our loans range in size from $15,000 to $2.0 million. ▪ Our primary goal is to grow our loan portfolio while preserving capital and to provide investors with above - market risk adjusted returns. ▪ We believe that we qualify as a REIT beginning with our 2017 tax year and, therefore, plan to distribute at least 90% of our taxable income to shareholders annually. Since our IPO, we have been paying regular quarterly dividends.

Investment Highlights ▪ Internally managed, with the co - founders owning approximately 20% of the company, aligning management’s interests with our equity investors. ▪ Strong asset level return with nominal leverage and low cost structure generates attractive risk adjusted return on equity. ▪ Experienced management team with intimate knowledge of the Connecticut and surrounding area real estate market. ▪ Significant demand for real estate loans under $500k in Connecticut and surrounding areas as traditional lenders are unable to satisfy demand. ▪ Disciplined lending. ▪ Vertically - integrated loan origination platform. ▪ Increased flexibility to structure loans to suit the needs of our clients. ▪ History of successful operations, annual interest income growth and profitability. 6

▪ Equity Capital. Authorized capital includes 50,000,000 common shares and 5,000,000 preferred shares of which 15,415,737 common shares and 0 preferred shares are currently outstanding. Total shareholders’ equity is approximately $55.0 million at March 31, 2018. • Exchange. In February 2017, SACH converted from a Connecticut limited liability company to a New York corporation. In the conversion, 6,283,237 common shares were issued to existing members. At the time members’ capital was $27.5 million. • Initial Public Offering. Immediately upon completion of the Exchange, SACH sold 2,600,000 common shares in an underwritten public offering, at an initial public offering price of $5.00 per share, or $13 million of gross proceeds. • Follow - on Public Offering. In late October/early November 2017, SACH sold an aggregate of 4,312,500 common shares (including 562,500 common shares covered by the underwriters’ over - allotment option), in an underwritten public offering, at $4.00 per share, or $17.25 million in the aggregate. Capital Structure - Equity Capital 7

Capital Structure - Debt ▪ Since our IPO, the volume of our business has exceeded expectations requiring us to seek additional capital funding. ▪ $35 million Revolving Loan Credit Facility. On May 11, 2018 (the “Closing Date”), we consummated an agreement with Webster Business Credit Corporation, Bankwell Bank and Berkshire Bank (collectively, the “Lenders”) under which the Lenders agreed to provide us with a new $35 million revolving credit facility to replace the $20 million revolving credit facility from Bankwell Bank, which has now been repaid in full and terminated. Amounts outstanding under the new credit facility will bear interest at a floating rate equal to the 30 - day LIBOR rate plus 4.00% per annum, and will be due and payable on May 11, 2022. Pursuant to the terms of the agreement governing the new credit facility, we may draw up to 75% of our “Eligible Mortgage Loans,” as defined. As of the Closing Date, Eligible Mortgage Loans totaled approximately $47.7 million. The new credit facility will increase our ability to fund mortgage loans. ▪ $310,000 term loan, which bears interest at the rate of 4.52% and matures on January 1, 2022. The proceeds of the term loan were used to purchase property in Branford, CT that will be used as our corporate headquarters. The property is in the early stages of renovation and we expect to move our operations to the new location in the fourth quarter of 2018. 8

Dividends Paid 9 ▪ Dividends: • $0.05 per share on April 27, 2017, for the half - quarter period from the date of our IPO through March 31, 2017. • $0.105 per share for the quarter ended June 30, 2017, and paid the dividend on July 27, 2017 to shareholders of record on July 17, 2017. The $0.105 dividend was a 5% increase from the first quarter dividend (on a full - quarter equivalent basis) and a yield of approximately 8.75% on an annualized basis (based on our stock’s closing price on 7/7/17, the day we declared the dividend). • $0.105 per share for the quarter ended September 30, 2017, and paid the dividend on November 17, 2017 to shareholders of record on November 7, 2017. The $0.105 dividend is equivalent to our second quarter dividend and represents a yield of approximately 9.4% on an annualized basis based on our stock’s closing price on 10/19/2017. • $0.105 per share for the quarter ended December 31, 2017, and paid the dividend on February 27, 2018 to shareholders of record on February 16, 2018. The $0.105 dividend is equivalent to our third quarter dividend and represents a yield of approximately 11.2% on an annualized basis based on our stock’s closing price on 2/6/2018. • $0.105 per share for the first quarter ended March 31, 2018, and paid the dividend on April 19, 2018 to shareholders of record on April 12, 2018. The $0.105 dividend is equivalent to our fourth quarter 2018 dividend and represents a yield of approximately 12.5% on an annualized basis based on our stock’s closing price on 4/2/2018. •

Business Model 10 ▪ Grow first mortgage loan portfolio while protecting and preserving capital ▪ Provide investors with risk adjusted returns through dividends and capital appreciation ▪ Disciplined underwriting and extensive due diligence culture focusing primarily on value of underlying collateral as well as the borrower and its principals ▪ Intimate knowledge of Connecticut real estate market and ability to respond quickly to customer needs and demands ▪ Structure mortgage loans to fit needs and business plans of borrowers » Acquire and/or renovate existing residential real estate properties » Acquire vacant real estate and construct residential real estate properties » Purchase and hold income producing properties ▪ Loans are secured by first mortgages on real estate and personally guaranteed by borrower ▪ Revenue is generated from interest borrowers pay on loans as well as fee income generated from origination, processing and extension of loans

Annual Interest Income Growth 11 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 2012 2013 2014 2015 2016 2017 2018* * 3/31/18 annualized

▪ Capitalize on opportunities created by the long - term structural changes in the real estate lending market and the continuing limited liquidity in the commercial and investment real estate markets ▪ Take advantage of the prevailing economic environment as well as economic, political and social trends that may impact real estate lending ▪ Remain flexible in order to capitalize on changing sets of investment opportunities that may be present in the various points of an economic cycle ▪ Operate so as to qualify as a REIT and for an exemption from registration under the Investment Company Act ▪ Capitalize on competitor policies that inhibit borrower retention and repeat business ▪ Enhance marketing efforts that focus on borrower retention and acquisition Strategy 12

Loan Structure Principal Amount $15,000 to $2.0 million (maximum loan amount cannot exceed 10% of portfolio) Loan - to - Value Ratio Up to 70% Interest Rate Fixed rate between 9.5% and 12% with a default rate of 18% Origination 2% - 5% for one - to - three year loans Portfolio average as of 3/31/2018: 3.30% Average on loans funded in Q1 2018: 3.30% Terms One to three years Prepayments No prepayment penalty Payment Terms Interest payable monthly with principal payable at maturity 13

Loan Amount Number of Loans Aggregate Principal Amount $100,000 or less 146 $9,977,876 $100,001 to $250,000 152 23,669,040 $250,001 to $500,000 50 17,796,954 $500,001 to $1,000,000 10 7,376,579 Over $1,000,000 7 10,762,051 Total 366 $69,582,500 Mortgage Loan Portfolio as of March 31, 2018 ▪ Approximately 82% of the loans had an original principal amount of $250,000 or less. ▪ Approximately 96% of the loans had an original principal amount of $500,000 or less. ▪ The average loan size was approximately $190,000 and the median loan size was $124,750. 14

Sources of Capital As of March 31, 2018 Debt Line of Credit Mortgage Payable $14,147,465 298,569 Total Debt $14,446,034 Other Liabilities 4,063,297 Capital (equity) 54,920,278 Total sources of capital $73,429,609 Assets Mortgage receivable $69,582,500 Other assets 3,847,109 Total assets $73,429,609 15 Sources of Capital as of March 31, 2018

Three Months Ended March 31, Years Ended December 31, 2018 2017 2016 Principal amount of loans earning interest $69,582,500 $63,270,959 $33,750,610 Loans originated in period $10,345,784 $53,468,949 21,580,103 Total revenue $2,716,650 $6,996,877 $4,133,495 Total operating costs and expenses $744,000 $2,136,029 $1,082,868 Number of loans outstanding 366 337 217 Average outstanding loan balance $190,116 $187,748 $155,533 Net Portfolio Rate of Return (1) 12.19% 12.08% 12.23% Weighted average term to maturity (in months) (2) 12 12 18 16 (1) Does not include origination fees (2) Without giving effect to extensions Loan Portfolio

As of March 31, As of December 31, 2018 2017 2016 Developer – Residential Mortgages $44,179,820 $43,855,827 $21,343,927 Developer – Commercial Mortgages 18,831,376 12,480,612 9,049,942 Land Mortgages 5,755,939 6.676,060 3,149,602 Mixed Use 815,365 258,460 207,139 Total Mortgages Receivable $69,582,500 $63,270,959 $33,750,610 Loan Portfolio 17

18 Three Months Ended March 31, 2017 2018 % Change Interest income from loans $1,036,840 $1,962,373 89.3% Total revenue $1,289,216 $2,716,650 110.7% Total operating costs and expenses $392,438 $744,000 89.6% Net income $896,778 $1,972,650 120.0% Financial Highlights

Portfolio Performance Year Ended 2016 Year Ended 2017 Change (`17 vs `16) Three Months Ended 3/31/17 Three Months Ended 3/31/18 Change (`18 vs `17) Total Assets $38,369,421 67,494,537 75.9% $44,658,164 $73,429,609 64.5% No. of loans in Portfolio 217 337 55.3% 245 366 49.4% Principal Amount of Loans in Portfolio $33,750,610 $63,270,959 87.5% $40,072,875 $69,582,500 73.7% Interest Income $3,648,427 $5,434,502 49.0% $1,036,840 $1,962,373 89.3% Gross Origination Fee Income (1) $824,008 $1,735,023 111% $332,673 $402,900 21.1% Wtd . Average Contractual Interest Rate (2) 12.23% 12.08% - 1.2% 12.22% 12.19% - 0.3% Foreclosures Initiated 1 12 1200% 5 13 1.60% Loan Principal Paid Off $14,861,360 $23,948,601 61.2% $3,938,601 $6,034,243 53.2% 17 (1) Origination Fees net of manager compensation and deferred origination fees were $197,378, $802,264 and $97,461 and $348, 548 (deferred origination fees only) for the years ended 2016 and 2017 and three months ended March 31, 2017 and 2018, respectively. Prior to the completion of Sachem’s IPO, 75% of g ros s origination fees were paid to JJV, LLC, SCP’s managing member. Accordingly, for the 2016 period and, roughly, the first half of the 2017 period, net origination fee income is net of the amounts payable to JJV and other adjustments. From and after February 9, 2017, JJV is no longer entitled to any payments from Sachem (other than dividends paid to it in its capacit y a s a shareholder of Sachem). (2) Weighted average contractual interest rate does not include origination fee income.

John L. Villano, CPA 23 Laurel Street Branford, CT 06405 203 - 433 - 4736 jlv@sachemcapitalcorp.com